SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund
(each a “Fund,” and collectively, the “Funds”)

Supplement dated January 2, 2019 to the
Prospectuses of each Fund,
each dated October 29, 2018

This Supplement amends information in the Funds’ Prospectuses of the SA Funds – Investment Trust, each dated October 29, 2018. You may obtain a copy of the Prospectuses or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

All Funds (except SA Worldwide Moderate Growth Fund)

Change in Investment Adviser

All references to LWI Financial Inc. are replaced with BAM Advisor Services, LLC, which since November 30, 2018 has been the investment adviser to the Funds.

The following disclosure replaces the Adviser sub-section in its entirety that is located in the Management section of the Prospectuses:

BAM Advisor Services, LLC (“BAM”), located at 8182 Maryland Avenue, St. Louis, Missouri 63105, serves as the investment adviser to each Fund. BAM is a fee-only investment adviser and has been providing services since 1997, either as BAM or as BAM’s predecessor entity. As of September 1, 2018, BAM had $3.65 billion of regulatory assets under management through its role as fixed income sub-adviser to independent registered investment advisory firms. In addition, BAM provides administrative, back-office and retirement plan services to $16.15 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of December 1, 2018 BAM’s total amount of assets under management or administration was $36.1 billion.

As announced by the Trust on October 15, 2018, Loring Ward Holdings Inc. (“Loring Ward”), the parent company of the Trust’s prior investment adviser, LWI Financial Inc., agreed to be acquired by Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). The Transaction closed on November 30, 2018, at which time Loring Ward merged with an existing Focus subsidiary, BAM, which is part of The Buckingham Family of Financial Services. The closing of the Transaction resulted in a change of control of Loring Ward (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Investment Advisory and Administrative Services Agreement between Loring Ward and the Fund (the “Advisory Agreement”) contained a provision that the Advisory Agreement would automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control caused the assignment of the Advisory Agreement and resulted in the automatic termination of the Advisory Agreement.

The Transaction is not expected to result in any material change in the day-to-day management of the Fund. Loring Ward’s business is expected to continue to operate as part of BAM. At an in person meeting on November 2, 2018 (prior to the Change of Control), the Board considered the approval of an interim investment advisory agreement with BAM (the “Interim Advisory Agreement”) with respect to the Fund to take effect immediately upon the closing of the Transaction. In reliance upon applicable rules under the 1940 Act, BAM will be permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the closing of the Transaction, and may do so without having received the prior approval of shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement are identical in all material respects to the Advisory Agreement, including the rate of the investment advisory fee for the Fund. The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of the Fund approve the New Advisory Agreement (defined below). Should a Fund’s shareholders not approve the New Advisory Agreement, with respect to a Fund prior to the expiration of the 150-day term of the Interim Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under the circumstances.

At its in-person meeting on November 2, 2018, the Board also considered and approved a new investment advisory agreement with BAM (the “New Advisory Agreement”) with respect to the Fund. The New Advisory Agreement also needs to be approved by shareholders of the Fund at a special meeting of shareholders anticipated to be held on January 29, 2019, at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement (among other items, if any, as described in the proxy statement mailed to shareholders on or about November 30, 2018). The terms and conditions of the New Advisory Agreement are expected to be identical in all material respects to the Advisory Agreement, including the rate of the investment advisory fee for the Fund.

The following disclosure replaces the last sentence of the Sub-Adviser sub-section in its entirety that is located in the Management section of the Prospectuses

Related to the Transaction noted above, the Investment Sub-Advisory Agreement among the Trust, on behalf of each sub-advised Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) also terminated as a result of its assignment. At its in-person meeting on November 2, 2018, the Board considered and approved both an interim Sub-advisory Agreement with DFA and a new Sub-Advisory Agreement with DFA (the “New Sub-Advisory Agreements”), which are each expected to be identical in all material respects to the Sub-Advisory Agreements that were were in effect through November 30, 2018, including the rate of the sub-advisory fees for each of the sub-advised Funds. Shareholders of each sub-advised Fund will be asked to consider the approval of the New Sub-Advisory Agreement at a special meeting of shareholders to be held on January 29, 2019.

SA U.S. Fixed Income Fund (the “Fund”)

The following disclosure replaces the second paragraph under the Fund’s PRINCIPAL INVESTMENT STRATEGIES section of the Prospectuses:

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S.

The following disclosure replaces the second paragraph under the Fund’s Goal and Principal Investment Strategies section of the Prospectuses:

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

SA Global Fixed Income Fund (the “Fund”)

The following disclosure replaces the Fund’s GOAL section of the Prospectuses:

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement.

The following disclosure replaces the first paragraph under the Fund’s Goal and Principal Investment Strategies section of the Prospectuses:

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:
●	corporate debt obligations;

●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

SA International Small Company Fund

The following disclosure replaces the second paragraph under the Underlying Fund-Specific Policies section of the Prospectuses under the heading United Kingdom Series:

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in the United Kingdom by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom. Based on market capitalization data as of September 30, 2018, the Sub-Adviser would consider United Kingdom small companies to be those companies with a maximum market capitalization of approximately $5.5 billion. This dollar amount will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

SA Emerging Markets Value Fund

Effective January 1, 2019, Daniel C. Ong is no longer a portfolio manager of the SA Emerging Markets Value Fund.

SA Worldwide Moderate Growth Fund

Change in Investment Adviser

All references to LWI Financial Inc. are replaced with BAM Advisor Services, LLC, which since November 30, 2018 has been the investment adviser to the Fund.

The following disclosure replaces the Adviser sub-section in its entirety that is located in the Management section of the Prospectuses:

BAM Advisor Services, LLC (“BAM”), located at 8182 Maryland Avenue, St. Louis, Missouri 63105, serves as the investment adviser to the Allocation Fund and Underlying SA Funds. BAM is a fee-only investment adviser and has been providing services since 1997, either as BAM or as BAM’s predecessor entity. As of September 1, 2018, BAM had $3.65 billion of regulatory assets under management through its role as fixed income sub-adviser to independent registered investment advisory firms. In addition, BAM provides administrative, back-office and retirement plan services to $16.15 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of December 1, 2018 BAM’s total amount of assets under management or administration was $36.1 billion.

The Adviser, subject to the oversight of the Trust’s Board of Trustees (the “Board” or “Board of Trustees”), is responsible for the management of the Allocation Fund. The Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel.

As announced by the Trust on October 15, 2018, Loring Ward Holdings Inc. (“Loring Ward”), the parent company of the Trust’s prior investment adviser, LWI Financial Inc., agreed to be acquired by Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). The Transaction closed on November 30, 2018, at which time Loring Ward merged with an existing Focus subsidiary, BAM, which is part of The Buckingham Family of Financial Services. The closing of the Transaction resulted in a change of control of Loring Ward (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Investment Advisory and Administrative Services Agreement between Loring Ward and the Fund (the “Advisory Agreement”) contained a provision that the Advisory Agreement would automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control caused the assignment of the Advisory Agreement and resulted in the automatic termination of the Advisory Agreement.

The Transaction is not expected to result in any material change in the day-to-day management of the Fund. Loring Ward’s business is expected to continue to operate as part of BAM. At an in person meeting on November 2, 2018 (prior to the Change of Control), the Board considered the approval of an interim investment advisory agreement with BAM (the “Interim Advisory Agreement”) with respect to the Fund to take effect immediately upon the closing of the Transaction. In reliance upon applicable rules under the 1940 Act, BAM will be permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the closing of the Transaction, and may do so without having received the prior approval of shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement are identical in all material respects to the Advisory Agreement, including the rate of the investment advisory fee for the Fund. The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of the Fund approve the New Advisory Agreement (defined below). Should a Fund’s shareholders not approve the New Sub-Advisory Agreement, with respect to a Fund prior to the expiration of the 150-day term of the Interim Sub-Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under the circumstances.

At its in-person meeting on November 2, 2018, the Board also considered and approved a new investment advisory agreement with BAM (the “New Advisory Agreement”) with respect to the Fund. The New Advisory Agreement also needs to be approved by shareholders of the Fund at a special meeting of shareholders anticipated to be held on January 29, 2019, at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement (among other items, if any, as described in the proxy statement mailed to shareholders on or about November 30, 2018). The terms and conditions of the New Advisory Agreement are expected to be identical in all material respects to the Advisory Agreement, including the rate of the investment advisory fee for the Fund.

The following disclosure replaces the second paragraph under the Information about the Underlying SA Funds section of the Prospectus under the heading SA U.S. Fixed Income Fund:

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). The Fund may invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies under certain circumstances.

The following disclosure replaces the first paragraph under the Information about the Underlying SA Funds section of the Prospectus under the heading SA Global Fixed Income Fund:

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:
●	corporate debt obligations;
●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

You should retain this Supplement for future reference.